SUPPLEMENT DATED MAY 21, 2021
TO

PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYLIFE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT I

This supplement contains information about the Columbia Variable Portfolio – Small Company Growth Fund (the “Fund”), an underlying fund under your Policy.

Effective June 1, 2021 (the “Closing Date”), the Fund will be closed to new investments.  Accordingly, beginning on the Closing Date, you will not be permitted to allocate new purchase payments or transfer Variable Account Value to the Sub-account investing in the Fund (the “Closing Sub-account”).

In addition, any model portfolio under the asset allocation program that includes the Closing Sub-account will no longer be available as of the Closing Date (“Closing Model”).

Any Variable Account Value invested in the Closing Sub-account (including as part of a Closing Model) as of the Closing Date (and any related future earnings) may remain in the Closing Sub-account.  However, if any Variable Account Value is transferred out of the Closing Sub-account, it cannot be transferred back into the Closing Sub-account.

Purchase Payments.  If you submit a new purchase payment on or after the Closing Date and your standing allocation instructions include the Closing Sub-account, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your new purchase payment.

Rebalancing/Asset Allocation Program.  As of the Closing Date, if you are participating in either (a) the automatic rebalancing program and your standing allocation instructions include the Closing Sub-account or (b) a Closing Model under the asset allocation program, which includes automatic rebalancing, we will terminate the automatic rebalancing if you do not provide us with new instructions in good order by your next automatic rebalancing date following the Closing Date. You may contact us at any time to update your rebalancing instructions or reinstate automatic rebalancing. If you are participating in a Closing Model, you will need to independently select available investment options to continue automatic rebalancing. There are no model portfolios currently available for new investment allocations under the asset allocation program.

You may contact us by calling (877) 253-2323 or mailing Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

THE POLICY REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.